                                                                    Exhibit 10.2


                             FORM OF REVOLVING NOTE



$_____________                                                New York, New York
                                                        ________________, 19____


                 FOR VALUE RECEIVED, the undersigned, HOLLYWOOD THEATERS, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________________ (the "Lender") at the office of Bank of America National Trust and Savings Association, located at 355 Madison Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on or before the Revolving Termination Date the principal amount of (a)_________________ DOLLARS ($_____________), or, if less,
(b) the aggregate unpaid principal amount of all Revolving Loans outstanding hereunder on such date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.9 of the Credit Agreement, as such term is hereinafter defined.

                 The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, the Type or Types and amount of the Revolving Loans evidenced hereby and the date and amount of each payment or prepayment of principal thereof, each continuation of all or a portion thereof as the same Type, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Rate Loans, the length of each Interest Period and Eurodollar Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that the failure to make any such endorsement (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) such Revolving Loans in accordance with the terms of the Credit Agreement.

                 This Note (a) is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of August 7, 1997 (as amended, supplemented or otherwise modified from time to time, the ("Credit Agreement"), among Hollywood Theater Holdings, Inc., the Borrower, the Lender, the other Banks from time to time parties thereto and Bank of America National Trust and Savings Association, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                 Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                 All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION OF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.

                                       HOLLYWOOD THEATERS, INC.


                                       By:
                                            -----------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                                -------------------------------




                                       2